Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Snow Capital Opportunity Fund (the “Opportunity Fund”)
Snow Capital Dividend Plus Fund (the “Dividend Plus Fund”)
(collectively, the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated May 9, 2018 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2017

On April 24, 2018, the Trust’s Board of Trustees (the “Board”) approved a change to the name of the Opportunity Fund to “Snow Capital Long/Short Opportunity Fund”.  The reason for the change is Snow Capital Management, L.P., the Opportunity Fund’s investment adviser, believes the name “Long/Short Opportunity Fund” more accurately reflects the Fund’s investment objective and principal investment strategy of making long and short investments in equity securities, derivatives and fixed income instruments.  In conjunction with the name change, the Opportunity Fund will be making changes to its principal investment strategies to increase the percentage of short sales within the Fund to enhance the hedging strategy.  There will be no change to the Opportunity Fund’s investment objective.  The name change and changes to the Opportunity Fund’s principal investment strategies will be effective on or about June 28, 2018.

Also on April 24, 2018, the Board approved a change to the name of the Dividend Plus Fund to “Snow Capital Equity Income Fund”.  The reason for the change is Snow Capital Management, L.P., the Dividend Plus Fund’s investment adviser, believes the name “Equity Income Fund” more accurately reflects the Fund’s investment objective and principal investment strategy of investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000® Value Index.  There will be no change to the Dividend Plus Fund’s investment objective or principal investment strategies as a result of the name change.  The name change for the Dividend Plus Fund will be effective on or about June 28, 2018.

Please retain this Supplement for reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Snow Capital Opportunity Fund
Snow Capital Small Cap Value Fund
Snow Capital Dividend Plus Fund and
Snow Capital Focused Value Fund (collectively, the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated May 9, 2018 to the
Statement of Additional Information (“SAI”)
dated June 28, 2017

On April 24, 2018, the Trust’s Board of Trustees approved eliminating the non-fundamental investment restriction that prohibits each Fund from purchasing portfolio securities while outstanding borrowings exceed 5% of a Fund’s assets.  There will be no changes to the Funds’ investment objectives or principal investment strategies as a result of the elimination of this non-fundamental investment restriction.  This change will become effective on or about June 28, 2018.

Please retain this Supplement with your SAI for reference.